Exhibit 10.1

SEVENTH AMENDMENT, dated as of March 14, 2013 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 31, 2010 (as same may be further amended, restated, modified or otherwise supplemented, from time to time, the “Credit Agreement”) by and among ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ACETO REALTY LLC, a New York limited liability company, and RISING PHARMACEUTICALS, INC. (f/k/a Sun Acquisition Corp.), a Delaware corporation, jointly and severally, (each a “Company” and collectively the “Companies”), the LENDERS which from time to time are parties thereto (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders.

RECITALS

WHEREAS, the Companies have requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.      Amendments.   Clause (a) of Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) if no Default or Event of Default shall have occurred and is then continuing or could occur as a result thereof, Aceto may make dividends and distributions to its shareholders in any trailing twelve (12) month period not to exceed (i) $7,600,000 for the twelve month period ending March 31, 2013, (ii) $6,600,000 for the twelve month period ending June 30, 2013, and (iii) $6,600,000 for the twelve month period ending on the last day of each calendar quarter thereafter.

2.             Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Administrative Agent of (i) this Amendment, duly executed by the Companies and the Lenders and (ii) reimbursement of the legal fees and expenses of Farrell Fritz, P.C., the Agent’s counsel, in the amount of $300.00.

3.             Representations and Warranties.  Each Company hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           After giving effect to this Amendment (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Amendment.

(b)           Each Company has the power to execute, deliver and perform this Amendment and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment.  No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment by any Company, other than registration, consents and approvals received prior to the date hereof and disclosed to the Lenders and which are in full force and effect.

(c)           The execution, delivery and performance by each Company of this Amendment and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment, (i) have been duly authorized by all requisite corporate or limited liability company action, and (ii) will not violate  (A) any provision of law applicable to any Company, any rule or regulation of any Governmental Authority applicable to any Company or (B) the certificate of incorporation, by-laws, or articles of organization or operating agreement, as applicable, of any Company.

                             (d)           This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Companies are a party have been duly executed and delivered by each Company and constitutes a legal, valid and binding obligation of each Company enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

               (e)           Neither the Articles of Organization or Operating Agreement of Aceto Realty LLC nor the Certificate of Incorporation or By-laws of any other Borrower have been amended, modified, revoked or rescinded since the Closing Date.

4.               Miscellaneous.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

As amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the terms thereof.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

5.              Reaffirmation.

Each Company hereby: (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Amendment, (i) all terms and provisions contained in the Security Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Administrative Agent for the benefit of the Lenders as security for the Companies’ obligations under the Notes, the Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment; (b) reaffirms and ratifies all the representations and covenants contained in each Security Document; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under any Security Document.

[the next page is the signature page]

IN WITNESS WHEREOF, the Companies, the Lenders and the Administrative Agent have caused this Waiver to be duly executed as of the day and year first above written.

ACETO CORPORATION By:__________________________ Name: Douglas Roth Title: Chief Financial Officer	ACETO AGRICULTURAL CHEMICALS CORPORATION By:__________________________ Name: Douglas Roth Title: Secretary/Treasurer
CDC PRODUCTS CORPORATION By:__________________________ Name: Douglas Roth Title: Secretary/Treasurer	ACCI REALTY CORP. By:__________________________ Name: Douglas Roth Title: Secretary/Treasurer
ACETO PHARMA CORP. By:__________________________ Name: Douglas Roth Title: Secretary/Treasurer	ARSYNCO INC. By:__________________________ Name: Douglas Roth Title: Secretary/Treasurer
ACETO REALTY LLC By: Aceto Corporation, its Sole Member By:__________________________ Name: Douglas Roth Title: Chief Financial Officer	RISING PHARMACEUTICALS, INC. (f/k/a Sun Acquisition Corp.) By:__________________________ Name: Douglas Roth Title: Secretary/Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent and as a Lender

By:____________________________
Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:____________________________
Name: Title:

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